                     LEASE SUPPLEMENT NO. 1

          LEASE SUPPLEMENT NO. 1 (AEGCO Trust 4) dated as of October 15, 1990, to Lease Agreement (AEGCO Trust 4) dated as of December 1, 1989 (the "Original Lease"), between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement (AEGCO Trust 4) dated as of December 1, 1989 with Natwest Leasing Corporation, a New York corporation, as Lessor, and AEP GENERATING COMPANY, an Ohio corporation, as Lessee.

          WHEREAS, the Original Lease was recorded in the Office of the Recorder of Spencer County, Indiana, on the 7th day of December, 1989, as Instrument No. 89-4198 in Book No. 57, Page
No. 588;

          WHEREAS, the Original Lease provides that in the event any of the Pricing Assumptions proves to have been incorrect or any Refunding Notes are issued, then in such cases (a) the percentages for Basic Rent, Stipulated Loss Value and Termination Value set forth, respectively, in Schedules 1, 2 and 3 to the Original Lease shall be adjusted so as to preserve the Owner Participant's Initial Theoretical Return, and (b) the Lessor and the Lessee shall execute a supplement to the Original Lease amending Schedules 1, 2 and 3 thereof to set forth such recalculated percentages for Basic Rent, Stipulated Loss Value and Termination Value, respectively; and

          WHEREAS, Transaction Expenses paid by the Owner Trustee with funds provided by the Owner Participant are other than as set forth in the original Pricing Assumptions, and Refunding Notes were issued on February 8, 1990, and on June 20, 1990, to refund the Initial Series A Notes;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

          1. Capitalized terms used in this Lease Supplement and not defined herein shall have the respective meanings assigned to them in the Original Lease.

          2.  The percentages for Basic Rent set forth in
Schedule 1 hereto, the Stipulated Loss Value percentages set forth in Schedule 2 hereto and the Termination Value percentages set forth in Schedule 3 hereto shall replace any prior Schedules 1, 2 and 3 of the Original Lease, respectively, for all purposes.

          3. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LEASEHOLD AND SUBLEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO SUCH LEASEHOLD AND SUBLEASEHOLD ESTATES, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF INDIANA.

          5. The Owner Participant hereby authorizes and directs the Owner Trustee, pursuant to Section 5.02 of the Trust
Agreement, to execute and deliver this Lease Supplement, perform the terms of the Original Lease, as amended by this Lease
Supplement, and to execute and deliver Amendment No. 1 to Form U-
7D which is in a form approved by the Owner Participant.

          6. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          IN WITNESS WHEREOF, the Lessor and Lessee have caused this Lease Supplement to be duly executed as of the date and year set forth in the opening paragraph hereof.


                               Lessor

                               WILMINGTON TRUST COMPANY
                                 not in its individual capacity
                                 but solely as Owner Trustee
[CORPORATE SEAL]


Attest: /s/ James P. Lawler       By:  /s/ Carolyn C. Daniels
Name:   James P. Lawler         Name:  Carolyn C. Daniels
Title:  Financial Serv. Off.   Title:  Financial Services Officer


                               Lessee

                               AEP GENERATING COMPANY
[CORPORATE SEAL]


Attest: /s/ Jeffrey D. Cross      By:  /s/ G. P. Maloney
Name:   Jeffrey D. Cross        Name:  G.P. Maloney
Title:  Asst. Secretary        Title:  Vice President



Consented and agreed to
NATWEST LEASING CORPORATION


By:     /s/ J. Michael Sutka
Name:   J. Michael Sutka
Title:  Vice President



STATE OF DELAWARE   )
COUNTY OF NEW CASTLE) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared Carolyn C. Daniels and James P. Lawler, the Financial Services Officers of WILMINGTON TRUST COMPANY, who acknowledged themselves to be duly authorized officers of WILMINGTON TRUST COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of WILMINGTON TRUST COMPANY.



                              /s/ Patricia A. Wallace
                              Name:  Patricia A. Wallace
                              Notary Public
                              My Commission Expires:  4-20-91
                              Residing in New Castle County




STATE OF OHIO            )
COUNTY OF FRANKLIN       ) SS.:

        On this, the 26th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared G.P. Maloney and Jeffrey D. Cross, the Vice President and Assistant Secretary of AEP GENERATING COMPANY, who acknowledged themselves to be duly authorized officers of AEP GENERATING COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of AEP GENERATING COMPANY.


                              /s/ Mary M. Soltesz
                              Name:  MARY M. SOLTESZ
                              Notary Public
                              My Commission Expires: 7-13-94
                              Residing in Franklin County



STATE OF NEW YORK   )
COUNTY OF NEW YORK  ) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared J. Michael Sutka, the Vice President of NATWEST LEASING CORPORATION, who acknowledged himself to be a duly authorized officer of NATWEST LEASING CORPORATION, and that, as such officer, being authorized to do so, he executed the foregoing instrument for the purposes therein contained by signing the name of NATWEST LEASING CORPORATION.



                              /s/ Barbara N. Herlihy
                              Name:  Barbara N. Herlihy
                              Notary Public
                              My Commission Expires:  4-30-91
                              Residing in Bronx County


        This instrument was prepared by James M. Cotter, 425 Lexington Avenue, New York, New York 10017-3939.



                                                       Schedule 1
                                                        [NATWEST]


                     BASIC RENT PERCENTAGES

      Basic Rent Payment Date           Basic Rent Percentage

          December 7, 1990                     4.341477991%
          June 7, 1991                         4.341477991
          December 7, 1991                     4.341477991
          June 7, 1992                         4.341477991
          December 7, 1992                     4.341477991
          June 7, 1993                         4.341477991
          December 7, 1993                     4.341477991
          June 7, 1994                         4.341477991
          December 7, 1994                     4.341477991
          June 7, 1995                         4.341477991
          December 7, 1995                     4.341477991
          June 7, 1996                         4.341477991
          December 7, 1996                     4.341477991
          June 7, 1997                         4.341477991
          December 7, 1997                     4.341477991
          June 7, 1998                         4.341477991
          December 7, 1998                     4.341477991
          June 7, 1999                         4.341477991
          December 7, 1999                     4.341477991
          June 7, 2000                         4.341477991
          December 7, 2000                     4.341477991
          June 7, 2001                         4.341477991
          December 7, 2001                     4.341477991
          June 7, 2002                         4.341477991
          December 7, 2002                     4.341477991
          June 7, 2003                         4.341477991
          December 7, 2003                     4.341477991
          June 7, 2004                         4.341477991
          December 7, 2004                     4.341477991
          June 7, 2005                         4.341477991
          December 7, 2005                     4.341477991
          June 7, 2006                         4.341477991
          December 7, 2006                     4.341477991
          June 7, 2007                         4.341477991
          December 7, 2007                     4.341477991
          June 7, 2008                         4.341477991
          December 7, 2008                     4.341477991
          June 7, 2009                         4.341477991
          December 7, 2009                     4.341477991
          June 7, 2010                         4.341477991
          December 7, 2010                     4.341477991
          June 7, 2011                         4.341477991
          December 7, 2011                     4.341477991
          June 7, 2012                         4.341477991
          December 7, 2012                     4.341477991
          June 7, 2013                         4.341477991
          December 7, 2013                     4.341477991
          June 7, 2014                         4.341477991
          December 7, 2014                     4.341477991
          June 7, 2015                         4.341477991
          December 7, 2015                     4.341477991
          June 7, 2016                         4.341477991
          December 7, 2016                     4.341477991
          June 7, 2017                         4.341477991
          December 7, 2017                     4.341477991
          June 7, 2018                         4.341477991
          December 7, 2018                     4.341477991
          June 7, 2019                         4.341477991
          December 7, 2019                     4.341477991
          June 7, 2020                         4.341477991
          December 7, 2020                     4.341477991
          June 7, 2021                         4.341477991
          December 7, 2021                     4.341477991
          June 7, 2022                         4.341477991
          December 7, 2022                     4.341477991



                                                       Schedule 2
                                                        [NATWEST]

                STIPULATED LOSS VALUE PERCENTAGES

                                           Stipulated Loss
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                    104.992947787%
          June 7, 1991                        106.116986364
          December 7, 1991                    107.138870797
          June 7, 1992                        108.073138015
          December 7, 1992                    108.913930222
          June 7, 1993                        109.674889794
          December 7, 1993                    110.352338362
          June 7, 1994                        110.954438525
          December 7, 1994                    111.469066679
          June 7, 1995                        111.907311735
          December 7, 1995                    112.267445691
          June 7, 1996                        112.556146950
          December 7, 1996                    112.763475835
          June 7, 1997                        112.894684307
          December 7, 1997                    112.939960273
          June 7, 1998                        112.903721413
          December 7, 1998                    112.775471905
          June 7, 1999                        112.559106184
          December 7, 1999                    112.244164507
          June 7, 2000                        111.834066695
          December 7, 2000                    111.318404024
          June 7, 2001                        110.700087241
          December 7, 2001                    109.968776014
          June 7, 2002                        109.126835169
          December 7, 2002                    108.174655844
          June 7, 2003                        107.167267008
          December 7, 2003                    106.111143822
          June 7, 2004                        105.003936152
          December 7, 2004                    103.843180934
          June 7, 2005                        102.626296430
          December 7, 2005                    101.349597236
          June 7, 2006                        100.010152440
          December 7, 2006                     98.604887901
          June 7, 2007                         97.134569244
          December 7, 2007                     95.613952030
          June 7, 2008                         94.040320425
          December 7, 2008                     92.414834814
          June 7, 2009                         90.732356311
          December 7, 2009                     88.994653656
          June 7, 2010                         87.196662924
          December 7, 2010                     85.341343879
          June 7, 2011                         83.423424993
          December 7, 2011                     81.445030900
          June 7, 2012                         79.403070102
          December 7, 2012                     77.306801837
          June 7, 2013                         75.149585307
          December 7, 2013                     72.935143910
          June 7, 2014                         70.656434550
          December 7, 2014                     68.317328876
          June 7, 2015                         65.910372028
          December 7, 2015                     63.439658478
          June 7, 2016                         60.897310872
          December 7, 2016                     58.287659041
          June 7, 2017                         55.602381903
          December 7, 2017                     52.847865693
          June 7, 2018                         50.039541848
          December 7, 2018                     47.220688488
          June 7, 2019                         44.385032698
          December 7, 2019                     41.551503300
          June 7, 2020                         38.714139592
          December 7, 2020                     35.894501732
          June 7, 2021                         33.086743220
          December 7, 2021                     30.315554365
          June 7, 2022                         27.656260316
          December 7, 2022                     25.000000000



                                                       Schedule 3
                                                        [NATWEST]

                  TERMINATION VALUE PERCENTAGES

                                             Termination
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                    104.992947787%
          June 7, 1991                        106.116986364
          December 7, 1991                    107.138870797
          June 7, 1992                        108.073138015
          December 7, 1992                    108.913930222
          June 7, 1993                        109.674889794
          December 7, 1993                    110.352338362
          June 7, 1994                        110.954438525
          December 7, 1994                    111.469066679
          June 7, 1995                        111.907311735
          December 7, 1995                    112.267445691
          June 7, 1996                        112.556146950
          December 7, 1996                    112.763475835
          June 7, 1997                        112.894684307
          December 7, 1997                    112.939960273
          June 7, 1998                        112.903721413
          December 7, 1998                    112.775471905
          June 7, 1999                        112.559106184
          December 7, 1999                    112.244164507
          June 7, 2000                        111.834066695
          December 7, 2000                    111.318404024
          June 7, 2001                        110.700087241
          December 7, 2001                    109.968776014
          June 7, 2002                        109.126835169
          December 7, 2002                    108.174655844
          June 7, 2003                        107.167267008
          December 7, 2003                    106.111143822
          June 7, 2004                        105.003936152
          December 7, 2004                    103.843180934
          June 7, 2005                        102.626296430
          December 7, 2005                    101.349597236
          June 7, 2006                        100.010152440
          December 7, 2006                     98.604887901
          June 7, 2007                         97.134569244
          December 7, 2007                     95.613952030
          June 7, 2008                         94.040320425
          December 7, 2008                     92.414834814
          June 7, 2009                         90.732356311
          December 7, 2009                     88.994653656
          June 7, 2010                         87.196662924
          December 7, 2010                     85.341343879
          June 7, 2011                         83.423424993
          December 7, 2011                     81.445030900
          June 7, 2012                         79.403070102
          December 7, 2012                     77.306801837
          June 7, 2013                         75.149585307
          December 7, 2013                     72.935143910
          June 7, 2014                         70.656434550
          December 7, 2014                     68.317328876
          June 7, 2015                         65.910372028
          December 7, 2015                     63.439658478
          June 7, 2016                         60.897310872
          December 7, 2016                     58.287659041
          June 7, 2017                         55.602381903
          December 7, 2017                     52.847865693
          June 7, 2018                         50.039541848
          December 7, 2018                     47.220688488
          June 7, 2019                         44.385032698
          December 7, 2019                     41.551503300
          June 7, 2020                         38.714139592
          December 7, 2020                     35.894501732
          June 7, 2021                         33.086743220
          December 7, 2021                     30.315554365
          June 7, 2022                         27.656260316
          December 7, 2022                     25.000000000